UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2010

Web.com Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (904) 680-6600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

     On July 30, 2010, Web.com Group, Inc. (the “Company”) completed its acquisition (the “Acquisition”) of Register.com (Cayman) LP, a Cayman limited partnership (“Register.com LP”), a provider of global domain name registration and complementary website design and management services  pursuant to that certain Purchase Agreement among Web.com Group, Inc., Register.com GP (Cayman) Ltd, each seller named therein and Register.com (Cayman) Limited Partnership, dated June 17, 2010 (the “Purchase Agreement”). The interests in Register.com LP were purchased from (i) Register.com GP (Cayman) Ltd., an exempted company incorporated under the laws of the Cayman Islands, and (ii) the limited partners of Register.com LP. Consideration for the acquisition of the limited partnership interests was approximately $135 million financed with a $95 million term loan and a $15 million revolving credit facility, each pursuant to the Credit Agreement (as defined below), approximately $20 million in cash and a $5 million seller note.

     On August 5, 2010, the Company filed a Current Report on Form 8-K announcing the completion of the Acquisition (the “Original 8-K”). This Current Report on Form 8-K/A is filed as an amendment to the Original 8-K solely to include the financial information described in Item 9.01 below that was previously omitted from the Original 8-K in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

     The audited consolidated financial statements of Register.com Investment Cooperatie U.A. and subsidiaries as of and for the years ended December 31, 2009, 2008 and 2007 and the unaudited interim consolidated financial statements of Register.com Investment Cooperatie U.A. and subsidiaries as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)           Pro Forma Financial Information.

     The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)           Exhibits.

Exhibit No.	Description

23.1	Consent of Amper, Politziner & Mattia, LLP, Independent Registered Public Accounting Firm as of and for the years ended December 31, 2009 and 2008

23.2	Consent of Amper, Politziner & Mattia, LLP, Independent Registered Public Accounting Firm as of and for the yeard ended December 31, 2008 and 2007

99.1
Audited consolidated financial statements as of and for the years ended December 31, 2009, 2008 and 2007 and unaudited interim consolidated financial statements as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 of Register.com Investment Cooperatie U.A. and subsidiaries.

99.2	Unaudited pro forma condensed consolidated combined financial information of the Company and subsidiaries and Register.com LP.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc. (Registrant)

/s/ Matthew P. McClure
Matthew P. McClure, Secretary

Date: October 15, 2010

Exhibit Index

Exhibit No.	Description

23.1	Consent of Amper, Politziner & Mattia, LLP, Independent Registered Public Accounting Firm as of and for the years ended December 31, 2009 and 2008

23.2	Consent of Amper, Politziner & Mattia, LLP, Independent Registered Public Accounting Firm as of and for the years ended December 31, 2008 and 2007

99.1
Audited consolidated financial statements as of and for the years ended December 31, 2009, 2008 and 2007, and unaudited interim consolidated financial statements as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 of Register.com Investment Cooperatie U.A. and subsidiaries.

99.2	Unaudited pro forma condensed combined financial information of the Company and subsidiaries and Register.com LP.